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                                                                    EXHIBIT 10.6

               FIRST AMENDMENT TO OMEGA NEW MASTER LEASE GUARANTEE

         This FIRST AMENDMENT TO OMEGA NEW MASTER LEASE GUARANTEE ("First Amendment") is given as of February 2, 1999, by RAINTREE HEALTHCARE CORPORATION (FORMERLY UNISON HEALTHCARE CORPORATION), a Delaware corporation, SIGNATURE HEALTH CARE CORPORATION, a Delaware corporation, BRITWILL HEALTHCARE COMPANY, a Delaware corporation, BRITWILL INVESTMENTS-I, Inc., a Delaware corporation, CEDAR CARE, INC., an Indiana corporation and SHERWOOD HEALTHCARE CORPORATION, an Indiana corporation (each a "Guarantor" and collectively, "Guarantors"), in favor of OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation ("Omega") with reference to the following facts:

         This First Amendment is given in accordance with, and on the terms and conditions set forth in, the Debtors' First Amended Joint Plan of Reorganization dated October 15, 1998, as amended, entered in the United States Bankruptcy Court for the District of Arizona in the matters of In Re: Unison HealthCare Corporation (Case Nos. B-98-06583-PHX-GBN through B-98-06612-PHX-GBN) and In Re:
BritWill Investments-I, Inc. (Case Nos.
B-98-0173-PHX-GBN through B-98-1075-PHX-GBN)("Plan").

         Omega and certain subsidiaries of Signature Health Care Corporation entered into a lease dated December 31, 1998 ("Omega New Master Lease"). Guarantors executed and delivered to Omega an Omega New Master Lease Guarantee dated December 31, 1998 ("Omega New Master Lease Guarantee").

         The Omega New Master Lease has been amended by the First Amendment to Master Lease, dated February 1, 1999 ("First Amendment to Master Lease") and by the Second Amendment to Master Lease of even date herewith ("Second Amendment to Master Lease").

         Omega has requested that Guarantors ratify and confirm their guarantee of the payment when due of all Rent (as defined in the New Omega Master Lease) and all other sums payable by the Lessees under the Omega New Master Lease as amended by the First Amendment to Omega New Master Lease and the Second Amendment to Omega New Master Lease, and Guarantors have agreed to do so.

         NOW THEREFORE the parties hereto hereby agree as follows:

         1. Guarantors hereby jointly and severally unconditionally and irrevocably ratify and confirm their guarantee to Omega of the payment when due of all Rent (as defined in the New Omega Master Lease) and all other sums payable by the Lessees (as defined in the Omega New Master Lease as
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amended) under the Omega New Master Lease as amended by the First Amendment to
Master Lease and the Second Amendment to Master Lease.

         2. Except for their ratification and confirmation of their guarantee as set forth in Section 1 hereof, Guarantors acknowledge and agree that the Omega New Master Lease Guarantee is in full force and effect without amendment or modification.

                             SIGNATURE PAGES FOLLOW
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         IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Omega New Master Lease Guarantee as of the date first written above.


                                   RAINTREE HEALTHCARE CORPORATION,
                                   a Delaware corporation


                                   By:     _____________________________________


                                   Name:   _____________________________________


                                   Title:  _____________________________________




                                   SIGNATURE HEALTH CARE CORPORATION,
                                   a Delaware corporation


                                   By:     _____________________________________


                                   Name:   _____________________________________


                                   Title:  _____________________________________



                                   BRITWILL HEALTHCARE COMPANY,
                                   a Delaware corporation


                                   By:     _____________________________________


                                   Name:   _____________________________________


                                   Title:  _____________________________________
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                                   BRITWILL INVESTMENTS-I, Inc.,
                                   a Delaware corporation


                                   By:     _____________________________________


                                   Name:   _____________________________________


                                   Title:  _____________________________________


                                   CEDAR CARE, INC., an Indiana corporation


                                   By:     _____________________________________


                                   Name:   _____________________________________


                                   Title:  _____________________________________


                                   SHERWOOD HEALTHCARE CORPORATION,
                                   an Indiana corporation


                                   By:     _____________________________________


                                   Name:   _____________________________________


                                   Title:  _____________________________________